Supplement dated April 26, 2021 to
SUMMARY PROSPECTUS
Dated July 31, 2020,
as amended August 4, 2020
Core Plus Income Fund
Institutional Class (WCPBX)

EXTENSION OF THE TERM OF THE EXPENSE LIMITATION AGREEMENT FOR INSTITUTIONAL CLASS SHARES

Weitz Investment Management, Inc., the Fund’s investment adviser (“Weitz Inc.”), has agreed in writing to extend the term of the currently effective expense limitation agreement for the Fund’s Institutional Class shares until July 31, 2023.  Accordingly, Weitz Inc. has agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses for Institutional Class shares to 0.40% of the average daily net assets of the Institutional Class shares through July 31, 2023.  This agreement may only be terminated by the Board of Trustees of the Fund.
As a result of this action, the Expense Example with respect to Institutional Class shares is amended to provide as follows:
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year. The example reflects the contractual fee waiver and/or expense reimbursement arrangement for the current duration of the arrangement only.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$41	$173	$363	$913